UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2004

Cole National Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12814	34-1453189
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1925 Enterprise Parkway, Twinsburg, OH		44087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	330-486-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 2.02. Results of Operations and Financial Condition.

On September 8, 2004, Cole National Corporation issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished with this Form 8-K:

99.1 Press release of Cole National Corporation, dated September 8, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cole National Corporation (Registrant)

September 8, 2004	By:	Ann M. Holt

Name: Ann M. Holt
Title: Sr. Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

EX-99.1	CNCQ2FY04 Earnings Release